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                                                                    Exhibit 99.1



                CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Quinton Cardiology Systems (the Company) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ruediger Naumann-Etienne, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        By:   /s/    Ruediger Naumann-Etienne
                                            ------------------------------------
                                            Ruediger Naumann-Etienne
                                            Chief Executive Officer

Date:  August 14, 2002